UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

Kidpik Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41032	81-3640708
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Park Avenue South, 3rd Floor New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 399-2323

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 15, 2022, Kidpik Corp. (the “Company”, “we” and “us”) held our 2022 Annual Meeting of Stockholders via live audio webcast (the “Meeting”). At the Meeting, an aggregate of 6,299,807 shares of common stock, or 82.70% of our 7,617,834 total outstanding shares of common stock as of April 25, 2022, the record date for the Meeting, were present at (including via proxy) or were voted at the Meeting, constituting a quorum.

The following two proposals were voted on at the Meeting (as described in greater detail in the Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on May 2, 2022 (the “Proxy Statement”)), with the results of such voting as set forth below. Capitalized terms have the meanings given to such terms in the Proxy Statement and this Form 8-K should be read in connection with the Proxy Statement.

Proposal 1	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Class I Director
David Oddi	5,652,071	0	13,458	634,278

Proposal 2	Votes For	Votes Against	Abstentions
Ratification of the appointment of CohnReznick LLP, as the Company’s independent registered public accounting firm for the year ended January 3, 2023	6,284,294	14,536	977

As a result of the above voting, Mr. David Oddi was appointed as a Class I director of the Company by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in the proxy statement), to serve a three year term, expiring at the 2025 Annual Meeting, and until his respective successor has been elected and qualified, or until his earlier resignation or removal and proposal 2, which required the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote, was validly approved by the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2022

Kidpik Corp.

By:	/s/ Ezra Dabah
Name:	Ezra Dabah
Title:	Chief Executive Officer